Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2014 and 2013

	2nd Quarter
(in thousands, except per share data)	2014		2013	Change
Revenues
Oil, natural gas liquids and natural gas sales	$355,852		$312,400	$43,452
Gain (loss) on derivative instruments, net Loss on sale of assets and other	(84,846 (909	) )	55,244 (663)	(140,090 (246	) )

Total revenues	270,097		366,981	(96,884)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	64,697		59,607	5,090
Production and ad valorem taxes	28,049		23,503	4,546
Depreciation, depletion and amortization	136,244		112,384	23,860
Exploration	2,575		3,455	(880)
General and administrative Accretion of discount on asset retirement obligations	33,542 1,883		27,666 1,729	5,876 154

Total costs and expenses	266,990		228,344	38,646

Operating Income	3,107		138,637	(135,530)

Other Income (Expense)
Interest expense	(7,964)		(10,182)	2,218
Other income	687		196	491

Total other expense	(7,277)		(9,986)	2,709

Income (Loss) From Continuing Operations Before Income Taxes	(4,170)		128,651	(132,821)
Income tax expense (benefit)	(1,016)		46,229	(47,245)

Income (Loss) From Continuing Operations	(3,154)		82,422	(85,576)

Discontinued Operations, net of tax
Income (loss) from discontinued operations	(4,799)		645	(5,444)

Income (Loss) From Discontinued Operations	(4,799)		645	(5,444)

Net Income (Loss)	$(7,953)		$83,067	$(91,020)

Diluted Earnings Per Average Common Share
Continuing operations	$(0.04)		$1.14	$(1.18)
Discontinued operations	(0.07)		0.01	(0.08)

Net Income (Loss)	$(0.11)		$1.15	$(1.26)

Basic Earnings Per Average Common Share
Continuing operations	$(0.04)		$1.14	$(1.18)
Discontinued operations	(0.07)		0.01	(0.08)

Net Income (Loss)	$(0.11)		$1.15	$(1.26)

Diluted Avg. Common Shares Outstanding	72,851		72,419	432

Basic Avg. Common Shares Outstanding	72,851		72,167	684

Dividends Per Common Share	$0.150		$0.145	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2014 and 2013

	Year-to-date
(in thousands, except per share data)	2014		2013	Change
Revenues
Oil, natural gas liquids and natural gas sales	$706,674		$567,239	$139,435
Gain (loss) on derivative instruments, net Loss on sale of assets and other	(138,237 (1,062	) )	36,288 (215)	(174,525 (847	) )

Total revenues	567,375		603,312	(35,937)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	132,141		125,149	6,992
Production and ad valorem taxes	55,373		46,879	8,494
Depreciation, depletion and amortization	260,464		207,336	53,128
Exploration	15,389		4,953	10,436
General and administrative Accretion of discount on asset retirement obligations	65,715 3,726		55,752 3,416	9,963 310

Total costs and expenses	532,808		443,485	89,323

Operating Income	34,567		159,827	(125,260)

Other Income (Expense)
Interest expense	(15,852)		(20,083)	4,231
Other income	1,010		1,370	(360)

Total other expense	(14,842)		(18,713)	3,871

Income From Continuing Operations Before Income Taxes	19,725		141,114	(121,389)
Income tax expense	7,232		50,273	(43,041)

Income From Continuing Operations	12,493		90,841	(78,348)

Discontinued Operations, net of tax
Income from discontinued operations	33,920		48,918	(14,998)
Loss on disposal of discontinued operations	(1,050)		—	(1,050)

Income From Discontinued Operations	32,870		48,918	(16,048)

Net Income	$45,363		$139,759	$(94,396)

Diluted Earnings Per Average Common Share
Continuing operations	$0.17		$1.26	$(1.09)
Discontinued operations	0.45		0.67	(0.22)

Net Income	$0.62		$1.93	$(1.31)

Basic Earnings Per Average Common Share
Continuing operations	$0.17		$1.26	$(1.09)
Discontinued operations	0.45		0.68	(0.23)

Net Income	$0.62		$1.94	$(1.32)

Diluted Avg. Common Shares Outstanding	73,031		72,329	702

Basic Avg. Common Shares Outstanding	72,737		72,155	582

Dividends Per Common Share	$0.30		$0.29	$0.01

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2014 and December 31, 2013

(in thousands)	June 30, 2014	December 31, 2013
ASSETS
Current Assets
Cash and cash equivalents	$1,516	$2,523
Short-term investments	42,000	—
Accounts receivable, net of allowance	178,721	136,334
Inventories	12,541	11,130
Assets held for sale as of June 30, 2014 with prior period comparable	1,154,046	1,242,872
Derivative instruments	524	17,463
Other current assets	87,517	31,239

Total current assets	1,476,865	1,441,561

Property, Plant and Equipment
Oil and natural gas properties, net	5,413,727	5,087,573
Other property and equipment, net	37,869	30,515

Total property, plant and equipment, net	5,451,596	5,118,088

Noncurrent derivative instruments	623	5,439
Other assets	53,025	57,124

TOTAL ASSETS	$6,982,109	$6,622,212

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$570,000	$60,000
Notes payable to banks	669,000	489,000
Accounts payable	135,416	78,178
Liabilities related to assets held for sale as of June 30, 2014 with prior period comparable	767,131	831,570
Derivative instruments	96,213	30,302
Other current liabilities	226,978	202,175

Total current liabilities	2,464,738	1,691,225

Long-term debt	553,552	1,093,541
Asset retirement obligations	113,087	108,533
Deferred income taxes	848,422	807,614
Noncurrent derivative instruments	21,705	398
Other long-term liabilities	66,588	62,882

Total liabilities	4,068,092	3,764,193

Total Shareholders’ Equity	2,914,017	2,858,019

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,982,109	$6,622,212

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2014 and 2013

	2nd Quarter
(in thousands, except sales price and per unit data)	2014	2013	Change
Oil and Gas Operations
Oil, natural gas liquids and natural gas sales from continuing operations
Oil	$262,746	$234,870	$27,876
Natural gas liquids	31,163	20,871	10,292
Natural gas	61,943	56,659	5,284

Total	355,852	312,400	43,452

Loss on sale of assets and other	$(909)	$(663)	$(246)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(66,172)	$36,680	$(102,852)
Natural gas liquids	40	168	(128)
Natural gas	6,511	19,301	(12,790)

Total	$(59,621)	$56,149	$(115,770)

Closed gains (losses) on derivative instruments
Oil	$(25,754)	$(9,076)	$(16,678)
Natural gas liquids	159	3,109	(2,950)
Natural gas	370	5,062	(4,692)

Total	$(25,225)	$(905)	$(24,320)

Total Revenues	$270,097	$366,981	$(96,884)

Production volumes from continuing operations
Oil (MBbl)	2,833	2,592	241
Natural gas liquids (MMgal)	44.7	34.2	10.5
Natural gas (MMcf)	14,676	14,742	(66)

Production volumes from continuing operations(MBOE)	6,344	5,864	480

Total production volumes (MBOE)	6,354	6,480	(126)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments*
Oil (per barrel)	$83.65	$87.11	$(3.46)
Natural gas liquids (per gallon)	$0.70	$0.70	$—
Natural gas (per Mcf)	$4.25	$4.19	$0.06
Average realized prices excluding derivative instruments
Oil (per barrel)	$92.74	$90.61	$2.13
Natural gas liquids (per gallon)	$0.70	$0.61	$0.09
Natural gas (per Mcf)	$4.22	$3.84	$0.38
Other costs per BOE from continuing operations
Oil, natural gas liquids and natural gas production expenses	$10.20	$10.16	$0.04
Production and ad valorem taxes	$4.42	$4.01	$0.41
Depreciation, depletion and amortization	$21.31	$19.00	$2.31
Exploration expense	$0.41	$0.59	$(0.18)
General and administrative	$5.29	$4.72	$0.57
Capital expenditures	$322,572	$349,879	$(27,307)

*

The presentation of average prices with derivatives is a non-GAAP measure as a means to reflect the actual cash performance of our commodity derivatives for the respective periods and presents oil and natural gas prices with derivatives in a manner consistent with the presentation generally accepted by the investment community.

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2014 and 2013

	Year-to-date
(in thousands, except sales price and per unit data)	2014	2013	Change
Oil and Gas Operations
Oil, natural gas liquids and natural gas sales from continuing operations
Oil	$516,505	$425,629	$90,876
Natural gas liquids	59,366	39,526	19,840
Natural gas	130,803	102,084	28,719

Total	706,674	567,239	139,435

Loss on sale of assets and other	$(1,062)	$(215)	$(847)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(87,636)	$28	$(87,664)
Natural gas liquids	327	147	180
Natural gas	(5,993)	14,926	(20,919)

Total	$(93,302)	$15,101	$(108,403)

Closed gains (losses) on derivative instruments
Oil	$(40,556)	$(1,632)	$(38,924)
Natural gas liquids	355	5,591	(5,236)
Natural gas	(4,734)	17,228	(21,962)

Total	$(44,935)	$21,187	$(66,122)

Total Revenues	$567,375	$603,312	$(35,937)

Production volumes from continuing operations
Oil (MBbl)	5,584	4,906	678
Natural gas liquids (MMgal)	82.7	61.8	20.9
Natural gas (MMcf)	28,800	28,560	240

Production volumes from continuing operations(MBOE)	12,352	11,137	1,215

Total production volumes (MBOE)	12,516	12,401	115

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments*
Oil (per barrel)	$85.23	$86.42	$(1.19)
Natural gas liquids (per gallon)	$0.72	$0.73	$(0.01)
Natural gas (per Mcf)	$4.38	$4.18	$0.20
Average realized prices excluding derivative instruments
Oil (per barrel)	$92.50	$86.76	$5.74
Natural gas liquids (per gallon)	$0.72	$0.64	$0.08
Natural gas (per Mcf)	$4.54	$3.57	$0.97
Other costs per BOE from continuing operations
Oil, natural gas liquids and natural gas production expenses	$10.70	$11.24	$(0.54)
Production and ad valorem taxes	$4.48	$4.21	$0.27
Depreciation, depletion and amortization	$20.93	$18.45	$2.48
Exploration expense	$1.25	$0.44	$0.81
General and administrative	$5.32	$5.01	$0.31
Capital expenditures	$594,268	$634,932	$(40,664)

*

The presentation of average prices with derivatives is a non-GAAP measure as a means to reflect the actual cash performance of our commodity derivatives for the respective periods and presents oil and natural gas prices with derivatives in a manner consistent with the presentation generally accepted by the investment community.